UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 18 , 2006
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                      Transnational Financial Network, Inc.
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        (Exact name of small business issuer as specified in its charter)


California                          1-14219                      94-2964195
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(State or other jurisdiction     (Commission File        (I.R.S.Employer
of incorporation)                   Number)                Identification No.)

401 Taraval Street, San Francisco, CA                       94116
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(Address of principal executive offices)                    (Zip Code)


(Registrant's telephone number, including area code: (415) 242-7800


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(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrantunder any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01 Entry into a Material Definitive Agreement.

On May 18, 2006, the registrant's board of directors approved an amendment to its 8 1/2 percent convertible notes and an investment in the company, the terms of both being summarized in the press release attached as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - Press Release of May 19, 2006

Exhibit 99.2 - Form of Amendment to Registrant's 81/2percent convertible notes

Exhibit 99.3 - Form of Common Stock Purchase Agreement

Exhibit 99.4 - Form of Common Stock Warrant

Exhibit 99.5 - Form of Voting Agreement




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.



    Date: May 22, 2006
                               Transnational Financial Corporation


                               /s/ Joseph Kristul
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                               Joseph Kristul, Chief Executive Officer